EXHIBIT 10.42

                                    GUARANTY

          This Guaranty (this "Guaranty") is made and executed as of April 5, 2000 by eGLOBE, INC., a Delaware corporation (the "Parent"), eGlobe Financing Corporation, a Delaware corporation and a wholly owned subsidiary of the Parent ("eGlobe Financing"), IDX Financing Corporation, a Delaware corporation and a wholly owned subsidiary of IDX International, Inc., a wholly owned subsidiary of the Parent ("IDX Financing"), and Telekey Financing Corporation, a Delaware corporation and a wholly owned subsidiary of Telekey, Inc., a wholly owned subsidiary of the Parent ("Telekey Financing") (hereinafter collectively called the "Guarantor"), in favor of SPECIAL INVESTMENT RISKS, LLC, a limited liability company organized under the laws of Nevada (hereinafter called the "Investor").

          WHEREAS,  on December 2, 1999,  Coast  International,  Inc.  ("Coast")
merged with and into eGlobe/Coast, Inc., a Delaware corporation (the "Borrower"), pursuant to the terms of an Agreement and Plan of Merger dated November 29, 1999 among Parent, the Borrower, Coast and the stockholders of Coast, as a result of which the Borrower was the surviving company and remained a wholly owned subsidiary of Parent (the "Coast Merger");

          WHEREAS, prior to the Coast Merger and pursuant to a certain Revolving Credit Note Agreement dated March 5, 1999, Investor has lent to Coast an aggregate principal amount of $3,250,000 as evidenced by a promissory note ("Special Investment Note");

          WHEREAS, in connection with the consummation of the Coast Merger, the Borrower assumed Coast's obligations to repay all amounts due and payable under the Special Investment Note, whether at maturity, by acceleration or otherwise, in accordance with the terms of the Special Investment Note;

          WHEREAS, the Investor desires to obtain from the Guarantor and the Guarantor desires to provide to the Investor the guaranty more fully set forth below;

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees as follows:

          1. The Guarantor hereby unconditionally guarantees to the Investor the due, timely and full payment and satisfaction by the Borrower of all its obligations that arise under the Special Investment Note on or after the date hereof, including, without limitation, payment in full, when due, of the indebtedness evidenced by the Special Investment Note and the due, timely and complete performance by the the Borrower of all of its other agreements, terms and covenants under the Special Investement Note, provided that a violation of such

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other agreements, terms and covenants would constitute an event of default under the Special Investment Note (collectively, the "Guaranteed Obligations"). The obligations of the Guarantor hereunder are absolute and unconditional and this Guaranty is a continuing guaranty of payment and performance by the Borrower which will not terminate until the Guaranteed Obligations shall have been paid and performed in full.

          2. The Investor may, at the Investor's option, proceed to enforce this Guaranty directly against the Guarantor without first proceeding against the Borrower or any other person liable for payment or performance under the Special Investment Note or this Guaranty and without first proceeding against or exhausting any collateral now or hereafter held by the Investor to secure payment or performance under the Special Investment Note or the Security Agreement securing this Guaranty (the "Security Agreement").

          3. The Guarantor waives diligence, presentment, protest, notice of dishonor, demand for payment, notice of nonpayment or nonperformance, notice of acceptance of this Guaranty, notice of intention to accelerate, notice of acceleration, and all other notices of any nature in connection with the exercise of the Investor's rights under the Special Investment Note or this Guaranty. Performance by the Guarantor hereunder will not entitle the Guarantor to any payment by the Borrower under any claim for contribution, indemnification, subrogation or otherwise, and the Guarantor hereby irrevocably waives and relinquishes any and all rights to recover from the Borrower, whether by way of subrogation, reimbursement, indemnity, contribution, or otherwise, any amounts paid by the Guarantor under this Guaranty until such time as the Guaranteed Obligations have been paid and performed in full.

          4. The Guarantor hereby consents and agrees that renewals and extensions of time of payment, surrender, release, exchange, substitution, dealing with or taking of additional collateral security, taking or release of other guarantees, abstaining from taking advantage of or realizing upon any collateral security or other guarantees and any and all other forbearances or indulgences granted by the Investor to the Borrower or any other party may be made, granted and effected by the Investor without notice to the Guarantor and without in any manner affecting the Guarantor's liability hereunder.

          5. Nothing herein contained will limit the Investor in exercising any rights held under the Special Investment Note or the Security Agreement. In the event of any default under the Special Investment Note, the Security Agreement or this Guaranty, the Investor will be entitled selectively and successively to enforce any one or more of the rights held by the Investor hereunder or thereunder and such action will not be deemed a waiver of any other right held by the Investor. All of the remedies of the Investor under this Guaranty, the Special Investment Note and the Security Agreement are cumulative and not

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

alternative. If the Investor elects to foreclose any lien created by the Special Investment Note or the Security Agreement, the Investor is authorized to purchase for the Investor's account all or any part of the collateral covered by such lien at public or private sale.

          6. In the event that a petition in bankruptcy for an arrangement or reorganization of the Borrower under any bankruptcy law or for the appointment of a receiver for the Borrower or any of its property is filed by the Borrower, or if the Borrower shall make an assignment for the benefit of creditors or shall become insolvent, all indebtedness of the Borrower shall, for the purpose of this Guaranty, be deemed at the Investor's election to have become immediately due and payable.

          7. The Guarantor further agrees to pay the Investor any and all costs, expenses and reasonable attorneys' fees paid or incurred by the Investor in enforcing or endeavoring to enforce this Guaranty.

          8. If any provision of this Guaranty is held to be invalid, illegal or unenforceable in any respect for any reason, such invalidity, illegality or unenforceability will not affect any other provisions herein contained and such other provisions will remain in full force and effect. This Guaranty will be binding on the Guarantor and all successors and assigns of the Guarantor and will inure to the benefit of the Investor and all successors and assigns of the Investor. The Guarantor consents to the assignment of all or any portion of the rights of the Investor hereunder in connection with any assignment of the rights of the Investor under the Special Investment Note, without notice to the Guarantor.

          9. If any payment or thing of value should be received and accepted by the Investor in payment of any indebtedness or obligation of the Borrower under the Special Investment Note and it should subsequently be determined or adjudged that such payment be void or voidable under any law or statute now or hereafter in effect, the receipt of such payment by the Investor shall, as to the Guarantor, be deemed a provisional receipt and if any such payment should be avoided or set aside under any such law or statute the Guarantor shall be and remain liable to the Investor in respect thereof as if such payment had not been received by the Investor, notwithstanding any release or discharge of this Guaranty issued or granted by the Investor in the belief or assumption that its receipt of such payment was absolute and not subject to any avoidance or set aside.

          10. The terms "the Guarantor" and "the Borrower" and any pronouns referring thereto as used herein shall be construed in the masculine, feminine, neuter, singular or plural as the context may require.

          11. The obligations of each of the parties hereto which are included in the defined term "the Guarantor" are joint and several.

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

          12. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

          13. All corporate law matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, and all other matters arising under this Agreement shall be governed by and construed in accordance with the laws of the State of Texas, in each case regardless of the laws that might otherwise govern under applicable principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Texas or the state courts of the State of Texas in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

          14. This Agreement may be executed and delivered in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

                  [Remainder of Page Intentionally Left Blank]


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


          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the day and year first above written.


                                        eGLOBE, INC.

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        eGLOBE FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        IDX FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


                                        TELEKEY FINANCING CORPORATION

                                        By:
                                           -------------------------------
                                        Title:
                                              ----------------------------

                                        Address: 1250 24th Street, NW
                                                 Suite 725
                                                 Washington, DC  20037


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



AGREED AND ACKNOWLEDGED:

SPECIAL INVESTMENT RISKS, LLC.

By:
   -------------------------------
Title:
      ----------------------------

Address: 850 Cannon, Suite 200
          Hurst, TX 76054


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